UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  November 15, 2006


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                      LASALLE HOTEL PROPERTIES
       (Exact name of registrant as specified in its charter)


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        Maryland               1-14045           36-4219376
     ----------------     -----------------   ------------------
     (State or Other      (Commission File    (IRS Employer
     Jurisdiction of           Number)        Identification No.)
     Incorporation)


                       3 Bethesda Metro Center
                             Suite 1200
                      Bethesda, Maryland 20814
              ----------------------------------------
              (Address of principal executive offices)


 Registrant's telephone number, including area code:  (301) 941-1500


                           Not Applicable
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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


ITEM 7.01.  REGULATION FD DISCLOSURE.

     LaSalle Hotel Properties issued a press release on November 15, 2006 announcing that it had closed on a $60.9 million secured loan. A copy of such press release is furnished as Exhibit 99.1 to this report.



ITEM 8.01.  OTHER EVENTS.

     LaSalle Hotel Properties today announced it has successfully executed a $60.9 million secured loan at a fixed annualized interest rate of 5.49 percent. The term of the loan is 7 years, interest only for five years, and is collateralized by the 235-room Hotel Solamar. Proceeds from the loan were used to reduce the Company's outstanding balance on its credit facility.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           EXHIBIT NO.     DESCRIPTION
           -----------     -----------

             99.1 Press release, dated November 15, 2006, issued by LaSalle Hotel Properties, regarding closing of loan.

     The information contained in the press release attached as
Exhibit 99.1 to this report shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

































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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 LASALLE HOTEL PROPERTIES


Dated:  November 17, 2006        BY:  /S/    HANS S. WEGER
                                      -----------------------------
                                      Hans S. Weger
                                      Executive Vice President,
                                      Treasurer and
                                      Chief Financial Officer


















































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


                            EXHIBIT INDEX
                            -------------

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

 99.1 Press release, dated November 15, 2006, issued by LaSalle Hotel Properties, regarding closing of loan.





























































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